[GRAPHIC OMITTED]                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO             383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                            New York, N.Y. 10179
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS



                          $1,300,000,000 (Approximate)


                           RASC SERIES 2003-KS4 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS4




                    MAY 7, 2003 (COMBINED COLLATERAL TABLES)


--------------------------------------------------------------------------------
                               BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2003-KS4 TRUST
Computational Materials:  Preliminary Term Sheet

---------------------------------------------------------------------------------------------------------------
   THE                                      INFORMATION CONTAINED HEREIN WILL BE
                                            SUPERSEDED BY THE DESCRIPTION OF THE
                                            COLLATERAL    CONTAINED    IN    THE
                                            PROSPECTUS SUPPLEMENT.
---------------------------------------------------------------------------------------------------------------


                                          AGGREGATE MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cutoff Date Aggregate Principal Balance       $1,234,931,021.55
Number of Loans                                                      10,949
Average Current Loan Balance                                    $112,789.39       $8,331.36   $650,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                   78.15%            5.00        95.00%
(1) Weighted Average Mortgage Rate                                   7.965%          3.875%       14.500%
(1) Weighted Average Net Mortgage Rate                               6.105%          3.120%       11.870%
(1) Weighted Average Note Margin                                     7.530%          1.250%       13.550%
(1) Weighted Average Maximum Mortgage Rate                          14.130%         11.150%       19.450%
(1) Weighted Average Minimum Mortgage Rate                           7.890%          1.500%       13.550%
(1) Weighted Average Term to Next Rate Adjustment Rate                   27               1            37
(months)
(1) Weighted Average Remaining Term to Maturity (months)                342              59           360
(1) (2) Weighted Average Credit Score                                   617             453           810
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.83% of the Aggregate Mortgage Loans have Credit Scores.



----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Fixed                                          51.21%
                                              Adjustable                                     48.79%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                          97.45%
                                              Second                                          2.55%

         Property Type                        Single-family detached                         81.38%
                                              Planned Unit Development (detached)             6.46%
                                              Two to Four Family Unites                       6.02%
                                              Condo Low-Rise (less than 5
                                              stories)                                        2.64%
                                              Planned Unit Development (attached)             1.61%
                                              Townhouse                                       0.96%
                                              Manufact6ured Housing                           0.77%
                                              Townhouse (2-4 Units)                           0.10%
                                              Condo High-Rise (9 stories or more)             0.04%
                                              Leasehold                                       0.02%
                                              Condo Mid-Rise (5 to 8 stories)                 0.01%

         Occupancy Status                     Primary Residence                              89.97%
                                              Non-Owner Occupied                              8.63%
                                              Second Home/Vacation Home                       1.40%
----------------------------------------------------------------------------------------------------------






                                          AGGREGATE MORTGAGE LOANS
                                    (Cont'd)

----------------------------------------------------------------------------------------------------------

         Geographic Distribution              California                                     15.62%
                                              Florida                                         7.89%
                                              Texas                                           6.28%
                                              Michigan                                        5.25%
                                              Minnesota                                       3.90%
                                              Illinois                                        3.84%
                                              New York                                        3.76%
                                              Massachusetts                                   3.50%
                                              Ohio                                            3.09%

         Number of States (including DC)      51
         Largest Zip Code Concentration       48228                                           0.10%
         Loans with Mortgage Insurance        63.86%
         Loans with Active Prepayment                                                        76.07%
Penalties
----------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                                                                        0.54%
                                                     88           $6,721,960
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                                                                         1.40
                                                    207           17,241,394
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539
                                                    488           40,544,544                       3.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559
                                                    927           88,395,815                       7.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579
                                                  1,231          122,370,797                       9.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599
                                                  1,390          151,097,927                      12.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619
                                                  2,052          237,640,924                      19.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                                                                        16.13
                                                  1,678          199,249,787
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659
                                                  1,180          151,393,842                      12.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679
                                                    741           93,766,473                       7.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699
                                                    393           51,273,776                       4.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719
                                                    219           29,508,186                       2.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739
                                                    157           20,632,860                       1.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759
                                                     71           10,088,833                       0.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater
                                                     91           12,914,317                       1.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES
                                                 10,913        1,232,841,433                      99.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)
                                                     36            2,089,588                       0.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                                                                          27.92%
                                                  5,905         $344,830,913
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                                                                              42.25
                                                  3,721          521,781,977
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000
                                                    954          229,387,075                      18.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000
                                                    290          102,113,066                       8.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000
                                                     63           28,200,933                       2.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000
                                                     15            7,967,056                       0.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $600,001 - $700,000
                                                      1              650,000                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================




NET MORTGAGE RATES OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                   28                                             0.95%
                                                                  $5,728,432
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%
                                                     93           16,289,088                       2.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%
                                                    232           38,273,966                       6.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%
                                                    475           74,207,376                      12.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%
                                                    694          101,156,671                      16.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%
                                                    685           88,328,061                      14.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%
                                                    573           72,225,334                      11.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%
                                                    459           55,026,294                       9.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%
                                                    403           50,120,636                       8.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%
                                                    313           35,976,024                       5.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%
                                                    300           31,687,729                       5.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%
                                                    190           18,732,251                       3.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%
                                                     95            8,709,385                       1.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%
                                                     47            3,528,663                       0.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%
                                                     21            1,399,384                       0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%
                                                     12              652,556                       0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%
                                                      3              237,250                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%
                                                      3              225,163                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================



MORTGAGE RATES OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  3.500% - 3.999%                                                                                   0.00%
                                                      1              $14,329
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%
                                                      1              248,000                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%
                                                      7            1,361,188                       0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                                                                 2.58
                                                    148           31,918,387
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                                                                 4.47
                                                    284           55,207,816
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%
                                                  1,051          184,308,338                      14.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%
                                                  1,038          153,503,211                      12.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%
                                                  2,056          271,268,527                      21.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%
                                                  1,454          163,075,090                      13.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%
                                                  1,819          178,235,363                      14.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%
                                                    962           87,007,058                       7.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%
                                                    680           54,274,067                       4.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%
                                                    252           17,733,279                       1.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%
                                                    264           12,797,723                       1.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%
                                                    122            4,955,600                       0.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%
                                                    134            4,642,556                       0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%
                                                    102            2,873,202                       0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%
                                                    134            3,208,782                       0.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%
                                                     14              417,169                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%
                                                    418            7,748,775                       0.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.499%
                                                      5               68,970                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.500% - 14.999%
                                                      3               63,593                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  0.01% - 50.00%                                                                                    5.44%
                                                  1,644          $67,150,057
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                                                                   1.37
                                                    160           16,930,062
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%
                                                    250           28,047,426                       2.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%
                                                    371           43,580,867                       3.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%
                                                    626           74,156,016                       6.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%
                                                    924          111,490,104                       9.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%
                                                  2,955          378,163,203                      30.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%
                                                  1,521          191,547,262                      15.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%
                                                  1,906          245,517,087                      19.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%
                                                    592           78,348,941                       6.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
California                                                                                         15.62%
                                                    997         $192,905,304
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Florida                                                                                            7.89
                                                    941           97,392,409
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Texas                                               957           77,539,046                       6.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Michigan                                            685           64,795,845                       5.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Minnesota                                           341           48,206,396                       3.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Illinois                                            388           47,360,929                       3.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

New York                                            277           46,411,418                       3.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Massachusetts                                       222           43,236,756                       3.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Ohio                                                447           38,164,678                       3.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                                                                                 46.88
                                                  5,694          578,918,240
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================






MORTGAGE LOAN PURPOSE OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
 Equity Refinance                                                                                  66.35%
                                                  6,749         $819,364,882
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                                                                         25.93
                                                  3,413          320,269,975
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance
                                                    787           95,296,165                       7.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================






MORTGAGE LOAN DOCUMENTATION TYPE OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                                                                                80.33%
                                                  9,030         $992,073,891
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                                                                            19.67
                                                  1,919          242,857,131
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================


OCCUPANCY TYPES OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                                                                                 89.97%
                                                  9,694       $1,111,051,425
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non-Owner Occupied                                                                                8.63
                                                  1,099          106,564,212
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second Home/Vacation Home
                                                    156           17,315,385                       1.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================




MORTGAGED PROPERTY TYPES OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                          OF MORTGAGE        THE STATISTICAL     OUTSTANDING AS OF THE
                                             LOANS            CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Single-family detached                                                                             81.38%
                                                 9,188        $1,005,043,672
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Development (detached)                                                                6.46
                                                   532            79,783,418
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Two to Four Family Unites
                                                   516            74,322,267                       6.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5 stories)
                                                   287            32,610,182                       2.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Development (attached)
                                                   147            19,875,005                       1.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Townhouse
                                                   135            11,836,276                       0.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Manufact6ured Housing
                                                   132             9,448,860                       0.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Townhouse (2-4 Units)
                                                     5             1,205,216                       0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories or more)
                                                     2               473,000                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Leasehold
                                                     2               210,945                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Mid-Rise (5 to 8 stories)
                                                     3               122,182                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                10,949
==========================================================================================================





CREDIT GRADES OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                                                                                42.56%
                                                  4,152         $525,602,307
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                                                                               30.69
                                                  3,346          379,055,406
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 AM                                               1,838          183,209,653                      14.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 B                                                1,054           97,286,677                       7.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

 C                                                  391           36,127,571                       2.93
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                                                                                1.11
                                                    168           13,649,408
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================





PREPAYMENT PENALTY TERMS OF THE AGGREGATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                                           $295,533,857                       23.93%
                                                  3,201
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                                                                         6.25
                                                    495           77,188,798
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months
                                                  2,463          330,255,139                      26.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months
                                                  3,979          451,991,667                      36.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months
                                                     14            1,666,484                       0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months
                                                    762           74,695,327                       6.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)
                                                     35            3,599,750                       0.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                        $1,234,931,022                      100.00%
                                                 10,949
==========================================================================================================









(1)   Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.
----------------------------------------------------------------------





NOTE MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   1.000% - 1.499%                                                  $194,650                        0.03%
                                        1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   1.500% - 1.999%
                                                      1               14,329                       0.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%
                                                      1               96,785                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%
                                                      1              248,000                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%
                                                     23            5,690,863                       0.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%
                                                     77           14,703,009                       2.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%
                                                     95           17,014,081                       2.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%
                                                    161           27,750,342                       4.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%
                                                    224           36,521,037                       6.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%
                                                    603           92,195,231                      15.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%
                                                    581           78,151,333                      12.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%
                                                    783          101,793,081                      16.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%
                                                    854          102,573,624                      17.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%
                                                    644           70,043,250                      11.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%
                                                    311           32,048,012                       5.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%
                                                    136           13,331,906                       2.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%
                                                     75            6,538,616                       1.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%
                                                     40            2,660,774                       0.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%
                                                     11              716,777                       0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%
                                                      3              154,600                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%
                                                      1               63,963                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $602,504,264                      100.00%
                                                  4,626
==========================================================================================================



MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                                    1             $248,000                        0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%
                                                    102           21,371,142                       3.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%
                                                    439           72,838,375                      12.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%
                                                   1356          197,478,950                      32.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%
                                                   1528          185,991,570                      30.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%
                                                    861           92,168,257                      15.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%
                                                    279           27,731,448                       4.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%
                                                     53            4,268,600                       0.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%
                                                      5              245,959                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 19.000% - 19.999%
                                                      2              161,963                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $602,504,264                      100.00%
                                                  4,626
==========================================================================================================




MINIMUM MORTGAGE OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    3.000% -  3.999%                                  1              $96,785                        0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    4.000% -  4.999%
                                                     21            3,547,367                       0.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    5.000% -  5.999%
                                                    150           29,058,059                       4.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    6.000% -  6.999%
                                                    541           88,707,219                      14.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    7.000% -  7.999%
                                                   1435          204,328,640                      33.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    8.000% -  8.999%
                                                   1625          194,521,099                      32.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    9.000% -  9.999%
                                                    660           67,164,137                      11.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   10.000% -10.999%
                                                    160           13,121,843                       2.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   11.000% -11.999%
                                                     29            1,725,692                       0.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   12.000% -12.999%
                                                      3              169,459                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   13.000% -13.999%
                                                      1               63,963                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $602,504,264                      100.00%
                                                  4,626
==========================================================================================================



NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUTOFF DATE       STATISTICAL CUTOFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  May 2003                                                                                          0.02%
                                                      2          $104,091.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  June 2003                                                                                        0.01
                                                      1            42,843.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  July 2003                                                                                        0.05
                                                      2           327,778.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  September 2003                                      1            77,915.29                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  October 2003                                        1            39,819.94                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  November 2003                                       1           103,024.74                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  December 2003                                       2           170,516.12                       0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2004                                       1           217,716.52                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2004                                          1           138,614.99                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2004                                          4           558,335.21                       0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2004                                            1           110,985.07                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  June 2004                                           1            67,915.12                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  July 2004                                           1           108,690.48                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  September 2004                                      1            54,488.42                       0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  October 2004                                        1           148,280.57                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  November 2004                                       6           704,623.58                       0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  December 2004                                       6         1,001,492.44                       0.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  January 2005                                       50         7,279,340.63                       1.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2005                                     110        15,405,060.29                       2.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  March 2005                                        701        98,149,187.95                      16.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  April 2005                                      2,221       300,085,136.81                      49.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2005                                          208        26,495,367.70                       4.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  June 2005                                           3           274,382.16                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  September 2005                                      2           218,620.65                       0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  October 2005                                        2           121,052.01                       0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  November 2005                                       2           285,863.87                       0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  December 2005                                       2           373,977.23                       0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  January 2006                                        9         1,105,047.06                       0.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  February 2006                                      24         2,881,008.88                       0.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  March 2006                                                                                       3.82
                                                    198        23,002,356.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  April 2006                                                                                      17.56
                                                    912       105,778,519.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  May 2006                                          149        17,072,211.00                       2.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                                          $602,504,264                      100.00%
                                                  4,626
==========================================================================================================



RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2003-KS4 TRUST
Computational Materials:  Preliminary Term Sheet (Page 10)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
   THE                                      INFORMATION CONTAINED HEREIN WILL BE
                                            SUPERSEDED BY THE DESCRIPTION OF THE
                                            COLLATERAL    CONTAINED    IN    THE
                                            PROSPECTUS SUPPLEMENT.
---------------------------------------------------------------------------------------------------------------

AGGREGATE MORTGAGE LOANS
LOAN      AGGREGATE   MORTGAGE NET       ORIGINAL REMAININGAGE      GROSS   MONTHS TO   MONTHS   INITIAL   PERIODICLIFETIME LIFETIME
                                          ERM TO                                        BETWEEN
          PRINCIPAL             ORTGAGE  TATURITY TERM TO            ARGIN   EXT RATE    RATE    PERIODIC   ATE     INIMUM
           BALANCE      RATE      RATE   MMONTHS) MATURITY  MONTHS)   (%)   NDJUSTMENT DJUSTMENT RATE CAP  RAP (%) MATE (%)  AXIMUM
 NUMBER      ($)         (%)   M  (%)    (        (MONTHS) (        M       A  DATE   A  DATES      (%)    C       R       MRATE (%)
   1     49,877,883.07  9.573    8.651      360      359       1      N/A      N/A        N/A       N/A      N/A      N/A      N/A
   2     54,987,336.97  8.140    6.956      177      176       1      N/A      N/A        N/A       N/A      N/A      N/A      N/A
   3    527,561,537.42  7.919    6.634      356      355       1      N/A      N/A        N/A       N/A      N/A      N/A      N/A
   4
        424,895,857.37  7.768    6.059      360      360       0     7.369      24         6       2.875    1.120    7.783    14.083
   5
        177,608,406.72  8.070    6.214      360      360       0     7.916      34         6       2.932    1.059    8.133    14.240



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offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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